=============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION
                               (RULE 14A-101)
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ] Definitive Proxy Statement              Commission Only (as permitted
[ ] Definitive Additional Materials         by Rule 14a-6(e)(2))
[X] Soliciting Material Under Rule 14a-12

                     AMERICAN WATER WORKS COMPANY, INC.
              (Name of Registrant as Specified in Its Charter)

                           RWE AKTIENGESELLSCHAFT
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction
         computed pursuant to Exchange Act Rule 0-11 (set forth amount on
         which the filing fee is calculated and state how it was
         determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
paid previously. Identify the previous filing by registration statement
number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (3) Filing Party:

         (4) Date Filed:

=============================================================================

# Surging Forward

**17 September 2001**

# Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

RWE
One Group.
Multi Utilities.

This presentation contains certain "forward-looking statements" within the meaning of the US Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the future financial and operating results, plans, strategies, objectives, expectations, intentions, adequacy of resources and other aspects of the business of RWE AG, Thames Water and American Water Works Company, Inc. and the benefits of the pending merger between RWE and American Water Works. The following factors, among others, could cause actual results to differ materially from those described herein: risks and uncertainties relating to the success of pending applications for rate increases, changes in, or the failure to comply with, laws or regulations, particularly those affecting the environment and water quality, changing governmental policies and regulatory actions with respect to allowed rates of return, industry and rate structure, acquisition, disposal, depreciation and amortization of assets and facilities, operation and construction of plant facilities, success of operating initiatives, general economic, political and business conditions, advertising and promotional efforts, existence of adverse publicity, changes in tax rates or policies or in rates of inflation or in accounting standards, unanticipated delays or changes in costs for capital projects, unanticipated changes in operating expenses and capital expenditures, availability, terms and development of capital, competition for new development opportunities, changes in business strategy or plans, quality of management, legal and administrative proceedings (whether civil, such as environmental, or criminal) and settlements, the unpredictability of weather, failure to obtain certain regulatory approvals, actions of the US, foreign and local governments, failure of the requisite number of American Water Works shareholders to approve the proposed transaction, the inability to successfully integrate the businesses of RWE and American Water Works, the costs related to the merger, potential or actual litigation challenging the proposed transaction, and other economic, business, competitive and/or regulatory factors affecting businesses generally. Readers are referred to RWE's and American Water Works' most recent reports filed with or furnished to the Securities and Exchange Commission. Neither RWE nor American Water Works is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

In connection with the merger, American Water Works will be filing a proxy statement with the U.S. Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement when it becomes available and other documents filed or furnished by American Water Works with the SEC at the SEC's web site at www.sec.gov. The proxy statement and other documents filed or furnished by American Water Works may also be obtained for free by directing a request to American Water Works at +1 (856) 346 8200.

Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of American Water Works shareholders to approve the merger at the following address: American Water Works Company, Inc., 1025 Laurel Oak Road, P.O. Box 1770, Voorhees, NJ 08043 USA.

# Today's Presenters

**Dr. Klaus Sturany**
*Chief Financial Officer*
*RWE AG*

**Chris Bunker**
*Group Finance Director*
*Thames Water*

# Agenda

- Transaction Terms and Highlights — Klaus Sturany
- Thames Water - A Year of Success and Transformation — Chris Bunker
- Overview of American Water Works — Chris Bunker
- Surging Forward — Klaus Sturany
- Financials, Structure and Process — Klaus Sturany

# Transaction Terms and Highlights

RWE
One Group.
Multi Utilities.

Thames Water

American Water Works Company, Inc.

# Delivering Strategy and Creating Value

- Water is core to the RWE multi-utility strategy
- The US water market - the world's largest - presents excellent growth opportunities
- American Water is the clear leader and premier company in the US water market
- Acquisition enhances RWE's global footprint and positions us as the No. 1 US water company and a stronger No. 3 worldwide
- Transaction will be value enhancing

**The Combination of American Water with Thames will Deliver Faster Growth and Incremental Value to the RWE Group**

# Transaction Highlights

RWE
One Group.
Multi Utilities.

| | |
|---|---|
| ■ Price per American Water common share: | $46.00 |
| ■ Total transaction value: | $4.6 bn Equity<br>$3.0 bn Debt(1) & Preferred Stock<br>———<br>$7.6 bn Enterprise value |
| ■ Premium to 30-day average price(2): | 36.5% |
| ■ Enterprise value/LTM EBITDA: | 11.9x |
| ■ Price/LTM Earnings: | 28.9x |

- Target obtaining shareholder approval by end 2001
- Expect to close the transaction within 18 - 24 months

(1) Net debt as of 30 June 2001, excluding pending acquisitions of Citizens and Azurix North America and pending sale of water companies in 4 New England states
(2) Based on the 30 trading days to 10 September 2001

# Financial Impact

- The deal meets all of RWE's acquisition financial criteria
  - IRR of approximately 7% after tax - above the cost of capital
  - EPS accretive in the first full year (pre-goodwill)
- ROCE will be in excess of the pre-tax water business WACC in the second full year of consolidation

**This Transaction Creates Value for RWE Shareholders**

# Thames Water - A Year of Success and Transformation

RWE
One Group.
Multi Utilities.

Thames Water

American Water Works Company, Inc.

# A Year of Success and Transformation

- Continued cost leadership in the UK
- Significant achievements:
  - Welsh Water customer services contract
  - Largest water project in Asia in 2001 - West Bangkok, Thailand
  - Holding in Izmit increased to a majority stake
  - Zagreb sewage treatment BOT
  - Majority in ESSBIO (Chile) acquired
  - Presence in growing Chinese market expanded

# Reaching New Customers


Population Served (million)
60
40
20
0
14
39
43
56
Pre Thames Water Acquisition
Post Thames Water Acquisition
Today
Pro Forma for American Water Acquisition(1)

Source: RWE

(1) Including pending acquisitions of Citizens (1 million) and Azurix North America (2 million)

# Water Business: Successful Financial Performance

| Preliminary Figures 2000/2001 (7½ months incl. in RWE Group) | |
|---|---|
| Sales | €1,690 million |
| EBITDA | €821 million |
| Operating Result | €563 million |

- Significant contribution to the RWE Group core business(1) on a 12 month pro forma basis
  - 24% of EBITDA
  - 28% of operating result

Source: RWE
(1) Excludes: Hochtief, Heidelberger Druck, RWE-DEA downstream oil business and chemicals

# Overview of American Water

RWE
One Group.
Multi Utilities.

Thames Water

American Water Works Company, Inc.

# American Water at a Glance

- The largest and most geographically diverse water service provider in the US
- Presence in 23 States providing over 10 million people with water and wastewater services

## Population Served

| Geographic Region | Actual 2000 (%) | Including Pending Acquisitions[1] (%) |
|---|---|---|
| Mid-Atlantic | 40% | 37% |
| Midwest | 38% | 37% |
| South | 15% | 13% |
| West | 5% | 11% |
| New England | 2% | 2% |

## Service Territory[1]



Source: American Water Works

(1) Pro forma for pending acquisition of Citizens, excludes pending sales of 4 New England water businesses

# Leading Market Positions

## Regulated US Water Market(1)



Sales ($m)
1,500
1,400
300
200
100
0
American Water(2)
United Water(3) (Suez)
Philadelphia Suburban
California Water
American States Water
San Jose Water
Southwest Water

## Non-Regulated US Water Market



Sales ($m)
800
700
300
200
100
0
US Filter (Vivendi)
OMI
United Water (Suez)
American Water(4)
Severn Trent
Earth Tech

Source: Company Form 10-Ks, Public Works Financing, March 2001
(1) No information available for Vivendi Environnement
(2) Includes Citizens
(3) 1999 revenues
(4) Includes Azurix North America

# Transition From a Regulated Water Business to a Full Service Water Resource Manager

RWE
One Group.
Multi Utilities.

**American Water**

- **Regulated Operations**
  Water and wastewater services to residential, commercial and industrial customers
- **Non-regulated Operations**
  - **American Water Services**
    Water and wastewater contract management services to municipalities, industrial and governmental customers
  - **American Water Resources**
    Products and services to municipalities, industrial and residential customers

# Major Strengths

- Unrivalled geographic and regulatory diversity in the US with a largely residential customer base
- Strong relationships with communities and regulators across service territories
- Strong platform for growth with 4 development areas
  - External growth in the regulated business (strategic and consolidating acquisitions)
  - Incremental growth in the regulated business (expansion of rate base)
  - New growth through the unregulated O&M business (total water management)
  - Offer new products and services to existing customers

# Successful US Water Market Consolidator

RWE One Group. Multi Utilities.

## Tuck-in Acquisitions

| | Completed Acquisitions | Cost ($m) | Population Served[1] (000s) |
|---|---|---|---|
| 1998 | 22 | 47 | 110 |
| 1999 | 21 | 12 | 50 |
| 2000 | 12 | 52 | 150 |
| 2001/Pending | 25 | 70 | 144 |

## Major Acquisitions

| | Cost ($m) | Population Served[1] (000s) |
|---|---|---|
| 1995 - Pennsylvania Gas & Water | 409 | 500 |
| 1999 - National Enterprises Inc. | 700 | 2,000 |
| Pending - Citizens Water Resources | 835 | 1,000 |
| Pending - Azurix North America | 142 | 2,000 |

Source: American Water Works, SEC Filings
(1) Based on number of customers multiplied by 4

# American Water's Summary Financial Profile[(1)]

RWE
One Group.
Multi Utilities.

| Key figures ($ million) | 1996 | 1997 | 1998 | 1999 | 2000 | LTM | CAGR 1996-2000 |
|---|---|---|---|---|---|---|---|
| **Total Revenues** | 1,062 | 1,131 | 1,200 | 1,261 | 1,351 | 1,377 | 6.2% |
| **EBITDA** | NA | 502 | 545 | 571 | 622 | 634 | 7.4%[(2)] |
| **EBIT** | NA | 381 | 406 | 420 | 456 | 460 | 6.2%[(2)] |
| **EPS[(3)] ($/share)** | 1.26 | 1.42 | 1.54 | 1.53 | 1.61 | 1.63 | 6.3% |

Source: American Water Works Form 10-K, net of extraordinary gains and losses
(1) Figures are restated to reflect merger with NEI
(2) EBITDA & EBIT CAGRs are for 1997 to 2000
(3) EPS based on average shares outstanding, excluding one-time after tax merger cost of $12.9m ($0.13 per share) in 1999 and $0.4m in 1998

# Surging Forward

RWE
One Group.
Multi Utilities.

Thames Water

American Water Works Company, Inc.

# Accelerating Growth

- Premier US water company with long-term expansion potential
- Strong American Water management team will lead development of our Americas water business
  - Will leverage local regulatory experience and operational expertise
  - Excellent cultural and operational fit with Thames Water
- RWE provides American Water with strong balance sheet and access to capital to pursue growth opportunities
  - Core water business
  - Strong acquisition pipeline
  - O&M

# The Core Water Opportunity

- Stable regulatory fundamentals - rate of return regulation
- Consistent long term growth of regulatory asset base: 11% p.a. over the last 10 years
- Exchange of world-wide best practice operational skills to enhance returns
- Significant scope for profitable investment
    - Growing population
    - Rising environmental and water quality standards
    - Ageing infrastructure

Source: American Water Works

# Strong Acquisition Pipeline

- Overall US market remains highly fragmented and "local"
- Privatisation and consolidation are long term trends
  - Over 54,000 Community Water Systems
  - 85% of the water systems serve 3,300 or fewer clients
- Between 1998 and 2000 American Water successfully completed 55 acquisitions
  - Large "footprint" deals
  - Small "consolidating" acquisitions
- RWE is supportive of American Water's growth strategy

# The O&M Market Opportunity is Huge

RWE
One Group.
Multi Utilities.

- Municipal O&M market estimated to be $1 billion, growing at 16% p.a.
- American Water is well positioned to participate in the municipal market and has recently agreed to acquire Azurix North America
  - Together, American Water (including Azurix North America) and Thames Water will be No. 4 in the municipal O&M market with a 10% market share
- Significant opportunity to grow this market position
  - Complementary skills (e.g. Thames Water's big city heritage)
  - National coverage (e.g. military bases, multi-site customers)
  - Wastewater outsourcing market remains an opportunity
- We expect the O&M business and other non-regulated activities to contribute up to 20% of American Water's revenue by 2005

Source: Public Works Financing, March 2001

# American Water's Management will run Thames Water's Integrated Water Business in the Americas

- **Thames Water**
  CEO Bill Alexander
  HQ: London, UK
  - **CEO Americas**
    Jim Barr
    HQ: Voorhees, NJ
    - **Regulated Utilities**
      - American Water
      - E'town
      - ESSEL
      - ESSBIO
    - **Services / Non-regulated**
      - American Water Services
      - American Water Resources
      - Puerto Rico
    - **Products**
      - F.B. Leopold
      - Ashbrook
      - PCI Membranes

# Financials, Structure and Process

RWE
One Group.
Multi Utilities.

Thames Water

American Water Works Company, Inc.

# Financial Impact: Creating Shareholder Value

- Transaction will be value enhancing in the second year of consolidation (ROCE > pre-tax water business WACC)
- IRR of approximately 7% post tax, in excess of Group and Water WACC
- Acquisition of American Water is EPS accretive on a pre-goodwill basis in the first full year
- We expect American Water's EBITDA to grow by 10% p.a. through 2005 (excl. larger acquisitions)
- All cash deal 100% debt financed
- RWE's balance sheet efficiency further improved

# Comparable Public Company Transactions

RWE
One Group.
Multi Utilities.

## Enterprise Value/EBITDA(1)



$m Enterprise Value
Enterprise Value/EBITDA
18 X
15 X
12 X
9 X
6 X
3 X
0 X
$2,233m
$7,814m
$951m
$61m
$482m
$7,576
$700m
$409m
$468m
$601m
$523m
$428m
11.9x
Weighted average: 13.7x(2)
United Water Resources / Suez Lyonnaise
US Filter / Vivendi
ETown Water / Thames Water
Dominguez Services / California Water Services
SJW Corp / American Water Works(3)
American Water Works / RWE(4)
National Enterprises / American Water Works
Pennsylvania Gas & Water / American Water Works
Consumers Water / Philadelphia Suburban
Aquarion / Yorkshire Water
IWC Resources / City of Indianapolis
IWC Resources / NIPSCO Industries

## Acquisition of US Market Leader at an Acceptable Price

(1) Based on LTM results
(2) Excludes American Water Works / RWE
(3) Terminated
(4) Does not include pending acquisitions of Citizens and Azurix North America or sale of 4 New England water businesses

# Structure

RWE
One Group.
Multi Utilities.

- Transaction will be implemented through a one-step merger
- Conditional on obtaining
  - American Water shareholder approval (expected by end 2001)
  - All necessary regulatory approvals
- Shareholders representing 24% of American Water common shares have entered into binding agreements to support the merger
- Arrangements in place to
  - Jointly obtain regulatory approvals
  - Ensure smooth transition

**We expect to close the transaction within 18 - 24 months**

# Surging Forward

- Creating a strong international water business:

  → Acquisition of Thames Water

- Increasing Thames Water's growth in international business

- Becoming No. 1 in the largest water market:

  → Acquisition of American Water

- Accelerating Thames Water's and American Water's growth with focus on North America and Europe

**Following Completion, Water will Contribute 35% to RWE's Core Business[(1)] EBITDA**

(1) Excludes Hochtief, Heidelberger Druck and RWE-DEA downstream oil business and chemicals

# Backup Charts

RWE
One Group.
Multi Utilities.

Thames Water

American Water Works Company, Inc.

# The US Water Market: Highly Fragmented Structure with Strong Consolidation Trends

RWE
One Group.
Multi Utilities.

| | Size of Operation (Population Served) | Number of Service Providers | | Estimated Population Served (m) |
|---|---|---|---|---|
| Very Large | >100,000 | 1% | | 114 |
| Large | 10,001 - 100,000 | 6% | | 98 |
| Medium | 3,301 - 10,000 | 8% | | 26 |
| Small | 501 - 3,300 | 26% | | 21 |
| Very Small | <500 | 59% | | 5 |
| Total | | 100% | (54,000) | 264 |

Source: American Water Works

# O&M: Strong Growth Expected

RWE
One Group.
Multi Utilities.

| Annual % Growth Prospects for Water Outsourcing Markets | Municipal O&M | Industrial O&M |
|---|---|---|
| US | 15-20 | 15-20 |
| UK | 2-3 | >5 |
| France | 2-3 | >5 |
| Rest of Europe | 5-10 | >5 |
| Asia | >10 | 5-10 |
| Rest of World | >10 | 5-10 |

Source: Public Works Financing, March 2001

# Pending Acquisitions & Divestitures

RWE
One Group.
Multi Utilities.

| | Citizens Water Resources[1] | Azurix North America[1] | New England Businesses[1][3] |
|---|---|---|---|
| Sales ($m) | $105 | $157 | $47 |
| EBITDA ($m) | NA[2] | NA[2] | NA[2] |
| Operating Income ($m) | 27 | NA[2] | NA[2] |
| Population Served (000s) | 1,000 | 2,000 | 177 |
| Transaction Value ($m) | 835 | 142 | 233 |
| Description | Regulated water and wastewater services | Non-regulated operations and maintenance services | Regulated water services |

Source: SEC Filings
(1) FY 2000
(2) Public information not available
(3) Includes all operations in Massachusetts, Connecticut, New Hampshire and certain businesses in New York